UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  November 1, 2010

Organic Alliance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000−53545	20−0853334
(State or Other Juris-	(Commission File No.)	(IRS Employer
diction of Incorporation)		Identification No.)

401 Monterey Street, Suite 202
Salinas, CA 93901
(Address of principal executive offices)

(831) 240−0295
 (Registrant’s telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
£ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
£ Pre-commencement communications pursuant to Rule 14d-2(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 1, 2010, we entered into common stock purchase agreements with each of Parker Booth, our Chief Executive Officer and Chief Financial Officer and a director of our company, and Michael Rosenthal, a director of our company.   Mr. Booth purchased 18,819,545 shares of our common stock for a purchase price of $376,390.90.  As full payment of the purchase price, the debt evidenced by our promissory note held by Mr. Booth, in the principal amount of $605,185, was reduced by an amount equal to the purchase price.  In addition, Mr. Booth waived his right to receive the 2,668,747 shares of our common stock pursuant to such promissory note.  Mr. Rosenthal purchased 4,704,866 shares of our common stock for a purchase price of $94,097.72.  As full payment of the purchase price, the debt evidenced by our promissory note held by Mr. Rosenthal, in the principal amount of $100,000, was reduced by an amount equal to the purchase price.

The foregoing description of the principal terms of the purchase agreements is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the purchase agreements attached hereto as Exhibits 10.1 and 10.2 respectively, which are incorporated herein by this reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

The information in Item 1.01 above is incorporated by reference herein.

The shares of our common stock issued pursuant to the purchase agreements were issued in reliance on exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and in reliance on similar exemptions under applicable state securities laws.

ITEM 5.01.  CHANGES IN CONTROL OF REGISTRANT

The information in Item 1.01 above is incorporated by reference herein.  As a result of the transactions pursuant to the purchase agreements, Parker Booth and Michael Rosenthal own, respectively, 20,964,545 shares (37.6%) and 6,004,886 (10.8%) of the outstanding common stock of our company (combined 48.4%).  When combined with shares of our common stock owned by the two other directors of our company (Alicia Smith Kriese and Mark Klein), the directors as a group own 28,393,931 shares (51%) of our common stock.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

10.1           Purchase Agreement, dated as of November 1, 2010, by and between Organic Alliance, Inc. and Parker Booth.

10.2           Purchase Agreement, dated as of November 1, 2010, by and between Organic Alliance, Inc. and Michael Rosenthal.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2010	Organic Alliance, Inc.

By:/s/ Parker Booth
Parker Booth, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement, dated as of November 1, 2010, by and between Organic Alliance, Inc. and Parker Booth.

10.2	Purchase Agreement, dated as of November 1, 2010, by and between Organic Alliance, Inc. and Michael Rosenthal.